                                                                    Exhibit 21.1


                      SUBSIDIARIES OF ROGERS WIRELESS INC.
                     CORPORATE CHART AS OF OCTOBER 31, 2004

       --------------------                      ------------------------
       |      ROGERS       |                     |                      |
       |COMMUNICATIONS INC.|                     |        PUBLIC        |
       |      (RCI)        |                     |     SHAREHOLDERS     |
       |(British Columbia) |                     |                      |
       --------------------                      ------------------------
                |  89.2%(1)                                  |   10.8%(1)
                |                                            |
                |                                            |
                ----------------------------------------------
                                       |
                                       |
                            -----------------------
                            |   ROGERS WIRELESS   |
                            | COMMUNICATIONS INC. |
                            |       (RWCI)        |
                            |      (Canada)       |
                            -----------------------
                                       |
                                       |
                                       |    100%
                            -----------------------
                            | ROGERS WIRELESS INC.|
                            |      The Issuer     |
                            |       (Canada)      |
                            |                     |
                            -----------------------
                                       |
                -----------------------|-----------------------
                |                                             |
                |   100%                                      |   100%(2)
       --------------------                      ---------------------------
       | ROGERS WIRELESS  |                      |        MICROCELL        |
       |   ALBERTA INC.   |                      | TELECOMMUNICATIONS INC. |
       |      (RWAI)      |                      |           (MTI)         |
       |    (Alberta)     |                      |          (Canada)       |
       --------------------                      ---------------------------
                                                              |
                                                              |
                                                              |    100%
                                                 ---------------------------
                                                 |        MICROCELL        |
                                                 |      SOLUTIONS INC.     |
                                                 |          (MSI)          |
                                                 |         (Canada)        |
                                                 ---------------------------
                                                              |
                                                              |
                    -----------------------------------------------
                    |                                             |
                    |  100%                                       |     100%
           -------------------                       ---------------------------
           |     4262751     |                       | TELECOM INVESTMENTS INC.|
           |   CANADA INC.   |                       |         (Delaware)      |
           |    (Canada)     |                       |                         |
           -------------------                       ---------------------------

-----------
(1) Undiluted. Voting power for RCI and the public shareholders at October 31, 2004 was approximately 97.8% and 2.2%, respectively (also undiluted).

(2) We completed our acquisition of Microcell Telecommunications Inc. on November 12, 2004.

NOTE: Place names in parentheses indicate the jurisdiction of organization for each entity shown.